Exhibit 99.2
                                                                     Page 1 of 3

                            WKI HOLDING COMPANY, INC.
                            -------------------------

CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

      The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements to encourage companies to provide prospective information about their companies without fear of litigation so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in such forward-looking statements. WKI Holding Company, Inc. ("WKI") desires to take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and is filing this Form 8-K in order to do so.

      Forward looking statements are necessarily dependent upon assumptions, estimates and data that may be incorrect or imprecise and involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of WKI or any of its subsidiaries, or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Although WKI believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Accordingly, WKI hereby identifies the following important factors as some of the factors that could cause WKI's financial results to differ materially from any such results that might be projected, forecast, estimated or budgeted by WKI in forward-looking statements:

     (a) Heightened competition, including specifically competition from low-cost, foreign competitors, the intensification of price competition and the development and introduction of new products;

     (b) Higher selling, general and administrative expenses, including advertising and promotion;

     (c)  Significant  indebtedness  of  WKI;

     (d) Inability of WKI to continue to streamline its business and to reduce its current cost structure;

     (e) Difficulties in integrating the manufacturing operations and administrative infrastructure of acquired companies with those of WKI including, without limitation, EKCO Group, Inc. and General Housewares Corp.;

     (f) Need to introduce products that represent an improvement over existing products, or which are more successful than competitors' innovations;


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                                                                    Exhibit 99.2
                                                                     Page 2 of 3


     (g) Failure to obtain new customers or retain existing key customers or the effects of

     (h)  inventory  reductions  by  key  accounts;

     (i) Ability to maintain and increase shelf space for our products at key accounts;

     (j)  Inability to carry out domestic and foreign marketing and sales plans;

     (k) Decline in, or inability to increase, international sales due to economic disruptions in certain foreign countries, or due to fluctuations in currency exchange rates;

     (l)  Increased manufacturing costs, especially  the cost of raw materials;

     (m)  Loss  of  the  services  of  one  or  more  key  personnel;

     (n)  Changes  in  operating  strategy  or  development  plans;

     (o) Any protracted labor relations dispute, including inability to renew collective bargaining agreements;

     (p)  Changes  in  WKI's  capital  expenditures  plan;

     (q)  Continued  consolidation  in  the  retail  industry;

     (r)  General  domestic  and  foreign  economic  downturns;

     (s)  Changes  in  or  failure  to  comply  with  government  regulations;

     (t) Potential for conflict between majority shareholders' interests and those of other investors;

     (u) Loss of exclusive rights to use, royalty free, various intellectual property rights under certain licensing agreements with Corning Incorporated;

     (v) Potential increases in discounts to customers due to distribution delays; and

     (w) Ability to obtain adequate liquidity for operations and capital expenditure program.


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                                                                    Exhibit 99.2
                                                                     Page 3 of 3

      The foregoing review of factors pursuant to the Private Litigation Securities Reform Act of 1995 should not be construed as exhaustive or as any admission regarding the adequacy of disclosures made by WKI prior to this filing. All subsequent written and oral forward-looking statements attributable to WKI or persons acting on its behalf are expressly qualified in their entirety by such factors.


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